EXHIBIT 99.1

SanDisk Corporation
601 McCarthy Boulevard
Milpitas, CA 95035-7932
Phone: 408-801-1000
Fax: 408-801-8657

SANDISK ANNOUNCES FOURTH QUARTER
AND FULL YEAR 2011 FINANCIAL RESULTS

Reports Record Quarterly & Annual Revenues

Milpitas, CA, January 25, 2012 - SanDisk Corporation (NASDAQ:SNDK), a global leader in flash memory storage solutions, today announced results for the fourth quarter and fiscal year ended January 1, 2012. Total fourth quarter revenue of $1.58 billion increased 19% on a year-over-year basis and increased 11% on a sequential basis. Total revenue for fiscal 2011 of $5.66 billion increased 17% from $4.83 billion in fiscal 2010.
On a GAAP(1) basis, fourth quarter net income was $281 million, or $1.14 per diluted share, compared to net income of $485 million, or $2.01, per diluted share in the fourth quarter of fiscal 2010 and $233 million, or $0.96 per diluted share, in the third quarter of fiscal 2011. Net income for fiscal 2011 was $987 million, or $4.04 per diluted share.
On a non-GAAP(2) basis, fourth-quarter net income was $317 million, or $1.29 per diluted share, compared to net income of $307 million, or $1.27 per diluted share, in the fourth quarter of fiscal 2010 and net income of $292 million, or $1.20 per diluted share, in the third quarter of fiscal 2011. Net income for fiscal 2011 was $1.14 billion, or $4.65 per diluted share. For reconciliation of non-GAAP to GAAP results, see accompanying financial tables and footnotes.

“We are pleased to deliver record quarterly and annual revenues with robust profitability,” said Sanjay Mehrotra, President and CEO. “The secular demand trends for NAND flash remain vibrant and we are particularly excited about the new growth opportunities for our business in the Enterprise and Client Computing markets.”

FOURTH QUARTER 2011 KEY FINANCIAL METRICS

Metric in millions of US$, except %	GAAP			Non-GAAP
	Q411	Q410	Q311	Q411	Q410	Q311
Revenue	$1,577	$1,327	$1,416	$1,577	$1,327	$1,416
Gross Profit % of revenue	$662 42.0%	$576 43.4%	$612 43.2%	$676 42.9%	$580 43.7%	$627 44.3%
Operating Income % of revenue	$416 26.4%	$357 26.9%	$386 27.3%	$449 28.5%	$385 29.0%	$417 29.4%

•	Cash flow from operations in the fourth quarter of fiscal 2011 was $210 million and free cash flow(3) was $299 million.

•
Total cash and cash equivalents and short and long-term marketable securities at the end of the fourth quarter of fiscal 2011 were $5.62 billion compared to $5.34 billion at the end of the fourth quarter of fiscal 2010 and $5.27 billion at the end of the third quarter of fiscal 2011.

FISCAL 2011 KEY FINANCIAL METRICS

Metric in millions of US$, except %	GAAP		Non-GAAP
	2011	2010	2011	2010
Revenue	$5,662	$4,827	$5,662	$4,827
Gross Profit % of revenue	$2,439 43.1%	$2,262 46.9%	$2,484 43.9%	$2,280 47.2%
Operating Income % of revenue	$1,530 27.0%	$1,462 30.3%	$1,637 28.9%	$1,553 32.2%

•	Cash flow from operations in fiscal 2011 was $1.05 billion and free cash flow(3) was $377 million.

CONFERENCE CALL
SanDisk’s fourth quarter of fiscal 2011 conference call is scheduled for 2:00 P.M., Pacific Time, Wednesday, January 25, 2012. The conference call will be webcast and can be accessed live, and throughout the quarter, at SanDisk’s website at http://www.sandisk.com/IR. To participate in the call via telephone, the dial-in number is 719-457-1036 and the dial-in password is 5300014. A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.

FORWARD LOOKING STATEMENTS
This news release contains certain forward-looking statements, including statements about our business prospects and our expectations regarding our business, demand trends and expected growth, including in the Enterprise and Client Computing markets, that are based on our current expectations and are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and may significantly harm our business, financial condition and results of operations. Risks that may cause these forward-looking statements to be inaccurate include among others:

•	competitive pricing pressures, resulting in lower average selling prices and lower or negative product gross margins;

•	unpredictable or changing demand for our products, particularly for certain form factors, such as embedded flash memory, or capacities, or the mix of X2 and X3 technologies;

•
excess captive memory output or capacity which could result in write-downs for excess inventory, lower of cost or market charges, fixed costs associated with under-utilized capacity, or other consequences;

•	increased memory component and other costs as a result of currency exchange rate fluctuations to the U.S. dollar, particularly with respect to the Japanese yen;

•	lower than anticipated demand, including due to general economic weakness in our markets;

•	expansion of industry supply, including low-grade supply useable in limited markets, creating excess supply, causing our average selling prices to decline faster than our costs;

•
insufficient supply from captive flash memory sources, inability to obtain non-captive flash memory supply of the right product mix and quality in the time frame necessary to meet demand, or inability to realize a positive margin on non-captive purchases; and

•
the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Quarterly Report on Form 10-Q for the fiscal quarter ended October 2, 2011.

(1) GAAP represents U.S. Generally Accepted Accounting Principles.
(2) Non-GAAP represents GAAP excluding the impact of share-based compensation expense, amortization of acquisition-related intangible assets, non-cash economic interest expense associated with the convertible debts, non-cash change in fair value of the liability component of the repurchased portion of the convertible debt, and related tax adjustments.

(3) Free cash flow represents net cash provided by operating activities plus net cash used in investing activities excluding net purchases, sales and maturities of short and long-term marketable securities.

ABOUT SANDISK
SanDisk Corporation is a global leader in flash memory storage solutions, from research and development, product design and manufacturing to branding and distribution for OEM and retail channels. Since 1988, SanDisk’s innovations in flash memory and storage system technologies have provided customers with new and transformational digital experiences. SanDisk’s diverse product portfolio includes flash memory cards and embedded solutions used in smart phones, tablets, digital cameras, camcorders, digital media players and other consumer electronic devices, as well as USB flash drives and solid-state drives (SSD) for the computing market. SanDisk’s products are used by consumers and enterprise customers around the world.

SanDisk is a Silicon Valley-based S&P 500 and Fortune 500 company, with more than half its sales outside the United States. For more information, visit www.sandisk.com.

SanDisk and the SanDisk logo are trademarks of SanDisk Corporation, registered in the United States and other countries. Other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

CONTACT:	Investor Contact:	Media Contact:
	Jay Iyer	Lee Flanagin
	(408) 801-2067	(408) 801-2463

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended		Twelve months ended
	January 1, 2012	January 2, 2011	January 1, 2012	January 2, 2011
Revenues:
Product	$1,473,444	$1,240,827	$5,287,555	$4,462,930
License and royalty	103,476	86,576	374,590	363,877
Total revenues	1,576,920	1,327,403	5,662,145	4,826,807

Cost of product revenues	901,993	747,985	3,183,257	2,552,188
Amortization of acquisition-related intangible assets	13,186	3,133	39,742	12,529
Total cost of product revenues	915,179	751,118	3,222,999	2,564,717
Gross profit	661,741	576,285	2,439,146	2,262,090

Operating expenses:
Research and development	147,228	112,592	547,373	422,562
Sales and marketing	55,227	58,812	199,422	209,797
General and administrative	41,746	47,838	157,766	166,485
Amortization of acquisition-related intangible assets	1,877	—	4,485	1,672
Total operating expenses	246,078	219,242	909,046	800,516
Operating income	415,663	357,043	1,530,100	1,461,574
Other income (expense)	2,871	(9,935)	(53,346)	(4,141)
Income before income taxes	418,534	347,108	1,476,754	1,457,433
Provision for (benefit from) income taxes	137,311	(138,357)	489,764	157,291
Net income	$281,223	$485,465	$986,990	$1,300,142

Net income per share:
Basic	$1.16	$2.06	$4.12	$5.59
Diluted	$1.14	$2.01	$4.04	$5.44

Shares used in computing net income per share:
Basic	241,775	235,231	239,484	232,531
Diluted	246,543	241,034	244,553	238,901

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended		Twelve months ended
	January 1, 2012	January 2, 2011	January 1, 2012	January 2, 2011
SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME	$281,223	$485,465	$986,990	$1,300,142
Share-based compensation (a)	18,432	24,799	63,110	77,590
Amortization of acquisition-related intangible assets (b)	15,063	3,133	44,227	14,201
Convertible debt interest (c) (d)	21,316	22,786	111,354	68,898
Income tax adjustments (e)	(18,893)	(229,555)	(67,673)	(360,508)
NON-GAAP NET INCOME	$317,141	$306,628	$1,138,008	$1,100,323

GAAP COST OF PRODUCT REVENUES	$915,179	$751,118	$3,222,999	$2,564,717
Share-based compensation (a)	(1,358)	(849)	(4,674)	(5,821)
Amortization of acquisition-related intangible assets (b)	(13,186)	(3,133)	(39,742)	(12,529)
NON-GAAP COST OF PRODUCT REVENUES	$900,635	$747,136	$3,178,583	$2,546,367

GAAP GROSS PROFIT	$661,741	$576,285	$2,439,146	$2,262,090
Share-based compensation (a)	1,358	849	4,674	5,821
Amortization of acquisition-related intangible assets (b)	13,186	3,133	39,742	12,529
NON-GAAP GROSS PROFIT	$676,285	$580,267	$2,483,562	$2,280,440

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$147,228	$112,592	$547,373	$422,562
Share-based compensation (a)	(10,929)	(6,317)	(34,177)	(26,292)
NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$136,299	$106,275	$513,196	$396,270

GAAP SALES AND MARKETING EXPENSES	$55,227	$58,812	$199,422	$209,797
Share-based compensation (a)	(2,847)	(2,634)	(10,593)	(10,934)
NON-GAAP SALES AND MARKETING EXPENSES	$52,380	$56,178	$188,829	$198,863

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$41,746	$47,838	$157,766	$166,485
Share-based compensation (a)	(3,298)	(14,999)	(13,666)	(34,543)
NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$38,448	$32,839	$144,100	$131,942

GAAP TOTAL OPERATING EXPENSES	$246,078	$219,242	$909,046	$800,516
Share-based compensation (a)	(17,074)	(23,950)	(58,436)	(71,769)
Amortization of acquisition-related intangible assets (b)	(1,877)	—	(4,485)	(1,672)
NON-GAAP TOTAL OPERATING EXPENSES	$227,127	$195,292	$846,125	$727,075

GAAP OPERATING INCOME	$415,663	$357,043	$1,530,100	$1,461,574
Cost of product revenues adjustments (a) (b)	14,544	3,982	44,416	18,350
Operating expense adjustments (a) (b)	18,951	23,950	62,921	73,441
NON-GAAP OPERATING INCOME	$449,158	$384,975	$1,637,437	$1,553,365

GAAP OTHER INCOME (EXPENSE)	$2,871	$(9,935)	$(53,346)	$(4,141)
Convertible debt interest (c) (d)	21,316	22,786	111,354	68,898
NON-GAAP OTHER INCOME (EXPENSE)	$24,187	$12,851	$58,008	$64,757

GAAP NET INCOME	$281,223	$485,465	$986,990	$1,300,142
Cost of product revenues adjustments (a) (b)	14,544	3,982	44,416	18,350
Operating expense adjustments (a) (b)	18,951	23,950	62,921	73,441
Convertible debt interest (c) (d)	21,316	22,786	111,354	68,898
Income tax adjustments (e)	(18,893)	(229,555)	(67,673)	(360,508)
NON-GAAP NET INCOME	$317,141	$306,628	$1,138,008	$1,100,323

Diluted net income per share:
GAAP	$1.14	$2.01	$4.04	$5.44
Non-GAAP	$1.29	$1.27	$4.65	$4.60

Shares used in computing diluted net income per share:
GAAP	246,543	241,034	244,553	238,901
Non-GAAP	246,595	241,059	244,568	239,042

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)

(1)
To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Company. For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation, amortization of acquisition-related intangible assets related to acquisitions of Matrix Semiconductor, Inc. in January 2006, MusicGremlin, Inc. in June 2008 and Pliant Technology, Inc. in May 2011, non-cash economic interest expense associated with the convertible debt, non-cash change in fair value of the liability component of the repurchased portion of the convertible debt, and tax valuation allowances, we believe the inclusion of non-GAAP financial measures provide consistency in our financial reporting. These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization of purchased intangible assets, share-based compensation, non-cash economic interest expense associated with our convertible debt, non-cash change in fair value of the liability component of the repurchased portion of the convertible debt, and tax valuation allowances, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)
Amortization of acquisition-related intangible assets, primarily core technology, developed technology, customer relationships and trademarks related to the acquisitions of Matrix Semiconductor, Inc. (January 2006), MusicGremlin, Inc. (June 2008) and Pliant Technology, Inc. (May 2011).

(c)	Incremental interest expense relating to the non-cash economic interest expense associated with the Company’s 1% Sr. Convertible Notes due 2013 and 1.5% Sr. Convertible Notes due 2017.

(d)	Year-to-date fiscal 2011 convertible debt interest includes the non-cash change in fair value of the liability component of the repurchased portion of the 1% Sr. Convertible Notes due 2013.

(e)	Income taxes associated with certain non-GAAP to GAAP adjustments and valuation allowances on deferred taxes.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	January 1, 2012	January 2, 2011
ASSETS
Current assets:
Cash and cash equivalents	$1,167,496	$829,149
Short-term marketable securities	1,681,492	2,018,565
Accounts receivable from product revenues, net	521,763	367,784
Inventory	678,382	509,585
Deferred taxes	100,409	104,582
Other current assets	206,419	203,027
Total current assets	4,355,961	4,032,692

Long-term marketable securities	2,766,263	2,494,972
Property and equipment, net	344,897	266,721
Notes receivable and investments in flash ventures with Toshiba	1,943,295	1,733,491
Deferred taxes	199,027	149,486
Goodwill	154,899	—
Intangible assets, net	287,691	37,404
Other non-current assets	122,615	61,944
Total assets	$10,174,648	$8,776,710

LIABILITIES
Current liabilities:
Accounts payable trade	$258,583	$173,259
Accounts payable to related parties	276,275	241,744
Other current accrued liabilities	337,517	284,709
Deferred income on shipments to distributors and retailers and deferred revenue	220,999	260,395
Total current liabilities	1,093,374	960,107

Convertible long-term debt	1,604,911	1,711,032
Non-current liabilities	415,524	326,176
Total liabilities	3,113,809	2,997,315

EQUITY
Stockholders’ equity:
Common stock	4,934,808	4,709,743
Retained earnings	1,796,849	812,653
Accumulated other comprehensive income	332,701	260,228
Total stockholders’ equity	7,064,358	5,782,624
Non-controlling interests	(3,519)	(3,229)
Total equity	7,060,839	5,779,395
Total liabilities and equity	$10,174,648	$8,776,710

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended		Twelve months ended
	January 1, 2012	January 2, 2011	January 1, 2012	January 2, 2011
Cash flows from operating activities:
Net income	$281,223	$485,465	$986,990	$1,300,142
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred taxes	3,013	(76,478)	(74,829)	(172,327)
Depreciation	30,025	30,743	114,984	132,818
Amortization	43,895	28,612	161,930	93,961
Provision for doubtful accounts	453	229	(1,476)	(2,575)
Share-based compensation expense	18,432	24,799	63,110	77,590
Excess tax benefit from share-based compensation	(9,075)	(9,666)	(24,895)	(29,626)
Impairments, restructuring and other	(24,320)	(13,918)	(49,438)	(41,505)
Other non-operating	22,889	15,346	86,660	41,054
Changes in operating assets and liabilities:
Accounts receivable from product revenues	(57,569)	(28,207)	(146,726)	(132,479)
Inventory	6,264	17,340	(158,534)	84,314
Other assets	(43,134)	(129,278)	(112,577)	(127,629)
Accounts payable trade	35,343	21,598	73,711	38,957
Accounts payable to related parties	17,454	77,837	34,531	59,653
Other liabilities	(115,341)	(85,025)	100,331	129,544
Total adjustments	(71,671)	(126,068)	66,782	151,750
Net cash provided by operating activities	209,552	359,397	1,053,772	1,451,892

Cash flows from investing activities:
Purchases of short and long-term marketable securities	(973,002)	(1,571,485)	(3,473,915)	(5,803,438)
Proceeds from sale of short and long-term marketable securities	572,876	1,135,291	2,849,232	2,771,840
Proceeds from maturities of short and long-term marketable securities	128,470	89,196	634,390	407,001
Acquisition of property and equipment	(78,609)	(48,414)	(192,876)	(108,142)
Investment in Flash Ventures	—	—	(83,316)	—
Distribution from FlashVision Ltd.	—	—	—	122
Notes receivable issuance to Flash Ventures	—	(59,880)	(399,281)	(59,880)
Notes receivable proceeds from Flash Ventures	167,872	—	416,388	59,664
Proceeds from sale of assets	—	—	—	17,767
Purchased technology and other assets	—	2,455	(100,000)	473
Acquisition of Pliant Technology, Inc., net of cash acquired	—	—	(317,649)	—
Net cash used in investing activities	(182,393)	(452,837)	(667,027)	(2,714,593)

Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs	—	—	—	982,500
Proceeds from sale (purchase) of convertible bond hedge	—	—	1,494	(292,900)
Proceeds from sale (purchase) of warrants	—	—	(1,158)	188,100
Repayment of debt financing	—	—	(211,441)	(75,000)
Proceeds from employee stock programs	61,349	44,872	143,140	152,843
Excess tax benefit from share-based compensation	9,075	9,666	24,895	29,626
Share repurchase program	(4,039)	—	(4,039)	—
Net cash provided by (used in) financing activities	66,385	54,538	(47,109)	985,169
Effect of changes in foreign currency exchange rates on cash	(898)	2,663	(1,289)	6,317
Net increase (decrease) in cash and cash equivalents	92,646	(36,239)	338,347	(271,215)
Cash and cash equivalents at beginning of period	1,074,850	865,388	829,149	1,100,364
Cash and cash equivalents at end of period	$1,167,496	$829,149	$1,167,496	$829,149